Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Real Estate Portfolio

March 31, 2019

VIPRE-QTLY-0519
1.799880.115

Schedule of Investments March 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 96.5%
REITs - Apartments - 19.8%
AvalonBay Communities, Inc.	117,042	$23,493,841
Equity Residential (SBI)	154,770	11,657,276
Essex Property Trust, Inc.	69,348	20,058,216
Invitation Homes, Inc.	236,800	5,761,344
UDR, Inc.	372,200	16,920,212
		77,890,889
REITs - Diversified - 9.0%
Clipper Realty, Inc.	186,400	2,495,896
Digital Realty Trust, Inc.	58,300	6,937,700
Duke Realty Corp.	294,400	9,002,752
Equinix, Inc.	22,800	10,332,048
Washington REIT (SBI)	226,600	6,430,908
		35,199,304
REITs - Health Care - 10.0%
Healthcare Realty Trust, Inc.	294,600	9,459,606
Ventas, Inc.	263,010	16,782,668
Welltower, Inc.	167,628	13,007,933
		39,250,207
REITs - Hotels - 5.7%
Braemar Hotels & Resorts, Inc.	178,900	2,184,369
Host Hotels & Resorts, Inc.	138,578	2,619,124
Pebblebrook Hotel Trust	131,000	4,068,860
RLJ Lodging Trust	443,600	7,794,052
Sunstone Hotel Investors, Inc.	387,200	5,575,680
		22,242,085
REITs - Management/Investment - 1.3%
American Tower Corp.	13,000	2,561,780
Weyerhaeuser Co.	93,800	2,470,692
		5,032,472
REITs - Manufactured Homes - 3.3%
Equity Lifestyle Properties, Inc.	112,610	12,871,323
REITs - Office Property - 15.6%
Alexandria Real Estate Equities, Inc.	122,300	17,435,088
Boston Properties, Inc.	174,077	23,305,429
Douglas Emmett, Inc.	197,300	7,974,866
Highwoods Properties, Inc. (SBI)	269,400	12,602,532
		61,317,915
REITs - Regional Malls - 8.8%
Simon Property Group, Inc.	136,699	24,907,925
Taubman Centers, Inc.	181,600	9,603,008
		34,510,933
REITs - Shopping Centers - 5.8%
Acadia Realty Trust (SBI)	239,200	6,522,984
Cedar Realty Trust, Inc.	780,291	2,652,989
DDR Corp.	439,300	5,983,266
Urban Edge Properties	396,205	7,527,895
		22,687,134
REITs - Storage - 7.4%
CubeSmart	416,200	13,335,048
Extra Space Storage, Inc.	27,600	2,812,716
Public Storage	59,055	12,860,998
		29,008,762
REITs - Warehouse/Industrial - 9.8%
Americold Realty Trust	95,500	2,913,705
Prologis, Inc.	445,654	32,064,805
Terreno Realty Corp.	79,600	3,346,384
		38,324,894

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		378,335,918

Hotels, Restaurants & Leisure - 1.5%
Hotels, Resorts & Cruise Lines - 1.5%
Hilton Grand Vacations, Inc. (a)	65,000	2,005,250
Hilton Worldwide Holdings, Inc.	46,600	3,872,926
		5,878,176
Real Estate Management & Development - 0.5%
Real Estate Development - 0.5%
Howard Hughes Corp. (a)	15,300	1,683,000
TOTAL COMMON STOCKS
(Cost $287,887,273)		385,897,094

Money Market Funds - 1.2%
Fidelity Cash Central Fund, 2.48% (b)
(Cost $4,868,868)	4,868,222	4,869,196
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $292,756,141)		390,766,290
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,206,773
NET ASSETS - 100%		$391,973,063

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,858
Fidelity Securities Lending Cash Central Fund	147
Total	$22,005

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.